UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

July 17, 2012 (July 5, 2012)

Verilink Corporation.

(Exact name of registrant as specified in its charter)

Delaware	0-28562	94-2857548
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 South Johnstone, Suite 501, Bartlesville, OK	74003
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (918) 336-1773

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

On July 5, 2012, Verilink Corporation (“VERL” or the “Company”) entered into a Reorganization Agreement with Vican Product and Distribution Canada, Inc., a Canadian corporation (“Vican”), pursuant to which VERL will acquire Vican in consideration for 36,646,500 shares of common stock of VERL to be delivered to Vican at closing.  At closing, principals of Vican will be elected to the board of directors of Stalar and the name of the corporation will be changed.  The foregoing is qualified by the precise terms of the Reorganization Agreement which is attached hereto as an exhibit.

Item 9.01.  Financial Statements and Exhibits

The following exhibits are filed herewith:

No.

Description

10.1

Reorganization Agreement dated as of July 5, 2012 by and between Verilink Corporation and Vican Product and Distribution Canada, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STALAR 2, INC.

(Registrant)

Dated: July 5, 2012

By:  \s\ Lorne Kalisky

Lorne Kalisky

President